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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 23, 2007

                                    RPC, INC.
             (Exact name of registrant as specified in its charter)

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          Delaware                   1-8726                      58-1550825
(State or Other Jurisdiction     (Commission File              (IRS Employer
      of Incorporation)              Number)                 Identification No.)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (404) 321-2140

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Executive Officer Compensation

On January 23, 2007, the Compensation Committee of the Board of Directors approved for its Named Executive Officers identified in the registrant's 2006 proxy statement the following base salary for 2007. A performance based cash compensation for 2006 was awarded pursuant to the plan approved by the shareholders in 2006 and disclosed in Form 8-K filed with the SEC on April 28, 2006. For 2006, the Company's results yielded a superior performance level which qualified the officers to receive bonus awards up to 200 percent of the target incentive award, limited in 2006 to 150 percent of base compensation.

                                                                       2007
     Name                          Title                            Base Salary
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Richard A. Hubbell   President and Chief Executive Officer            $600,000
R. Randall Rollins   Chairman                                         $500,000
Ben M. Palmer        Vice President, Chief Financial Officer and      $200,000
                     Treasurer
Linda H. Graham      Vice President and Secretary                     $150,000


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, RPC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     RPC, Inc.

Date: January 26, 2007                               /s/ Ben M. Palmer
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                                                     Ben M. Palmer
                                                     Vice President,
                                                     Chief Financial Officer and
                                                     Treasurer


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